Exhibit 99.2

Proprietary and Confidential The financial model and forecast data (the “Forecast”) has been prepared by the company (the “Company”) solely for informational purposes in connection with potential market transactions and is furnished subject to the recipient’s confidentiality obligations with the Company. The Forecast contains forward-looking statements, opinions, and projections that are not guarantees of future performance; no representation or warranty is made as to its accuracy or completeness. The information in the Forecast is dated Q4 2025 and is subject to change; the Company assumes no obligation to update it. Recipients should conduct their own independent due diligence and seek advice from their own legal, tax, financial, and other advisors. As noted above, this Forecast represents management’s Allocated BSS view of estimated projections generated in Q4 2025. BSS is a reporting segment within EchoStar (SATS). The Allocated BSS view reflected in this Forecast represents HSSC plus the BSS Segment activity related to the J3 lease payment from HSSC for capacity usage on the J3 satellite asset, which is held outside of HSSC. The Forecast is currently set at the Allocated BSS level. It has a ‘toggle’ switch (see below) that allows a simple view change that shows: i) Allocated BSS view: Cell "Q1" must be "1"; or ii) HSSC view: Cell "Q1" must be "0"; - with J3 lease payments: cell "Q2" must be "1" - without J3 lease payments: cell "Q2" must be "0"

Allocated BSS - 5 Year Forecast - Financials ($M) December 2, 2025 Consumer KPIs ('000) 2025 2026 2027 2028 2029 2030 North America NA - BOP 658 549 399 299 208 144 NA - Gross Activations 140 46 26 0 0 0 NA - Disconnects (249) (195) (126) (92) (64) (44) NA- Net Adds (109) (149) (100) (92) (64) (44) NA - EOP 549 399 299 208 144 100 NA- Average Retail Subs 601 462 341 246 171 118 NA -Churn (%) 3.31% 3.43% 3.00% 3.00% 3.00% 3.00% NA ARPU ($/sub) 96.29 $ 97.51 $ 98.89 $ 100.36 $ 100.97 $ 100.71 $ NA COGS ($/sub) 21.45 $ 23.87 $ 27.16 $ 31.72 $ 39.07 $ 49.38 $ International Int'l - BOP 225 194 146 59 50 49 Int'l - Gross Activations 52 10 9 8 8 7 Int'l - Disconnects (83) (58) (96) (17) (9) (8) Int'l- Net Adds (31) (48) (87) (9) (1) (1) Int'l - EOP 194 146 59 50 49 48 Int'l- Average Retail Subs 185 143 74 26 21 20 Int'l -Churn (%) 3.81% 3.54% 6.83% 3.50% 3.50% 3.50% Int'l ARPU ($/sub) 33.72 $ 34.16 $ 36.65 $ 46.49 $ 46.47 $ 46.46 $ Int'l COGS ($/sub) 16.45 $ 17.99 $ 17.99 $ 17.99 $ 17.99 $ 17.99 $ Beginning of Period 883 743 545 358 258 193 Gross Activations 56 193 35 8 8 7 Disconnects (333) (254) (222) (108) (72) (52) Net Adds (140) (197) (187) (100) (65) (45) End of Period 743 545 358 258 193 148 Average Subs 644 813 452 308 225 170 Financials 2025 2026 2027 2028 2029 2030 ServiCF Rev 1,078 965 892 892 956 1,072 HW Rev 343 387 533 595 672 750 Consumer 787 609 450 314 223 158 Cons % 55.3% 45.0% 31.6% 21.1% 13.7% 8.7% Enterprise 635 743 975 1,173 1,406 1,663 Ent % 44.7% 55.0% 68.4% 78.9% 86.3% 91.3% Revenue 1,422 1,352 1,425 1,487 1,629 1,822 Growth % -8.6% -4.9% 5.4% 4.4% 9.5% 11.9% Cost of Service 449 425 449 502 588 694 Service GM% 58.4% 56.0% 49.6% 43.7% 38.5% 35.3% Cost of Sales - Equip 313 315 421 466 526 585 HW GM% 8.8% 18.5% 21.0% 21.7% 21.8% 21.9% Consumer Cogs 401 365 335 298 283 272 Cons GM% 49.1% 40.1% 25.6% 5.1% -26.9% -71.5% Enterprise/Other Cogs 362 375 536 670 831 1,007 Ent GM% 43.1% 49.5% 45.1% 42.9% 40.9% 39.4% Cost of Good Sold 762 740 870 968 1,114 1,279 GM% 46.4% 45.3% 38.9% 34.9% 31.6% 29.8% Channel Comp amotization 40 31 19 6 2 1 SG&A 283 242 232 213 220 227 % of total rev 19.9% 17.9% 16.3% 14.3% 13.5% 12.5% OIBDA 336 339 303 300 293 315 % of total rev 23.7% 25.1% 21.3% 20.2% 18.0% 17.3% Capex 142 73 61 47 48 50 OFCF 194 266 242 253 245 265 Working capital and Other adjustments (106) (8) (29) (11) (16) (17) Debt Interest payment (89) (89) (135) (135) (135) (135) FCF (0) 169 78 107 94 113 Non recurring adjustments - - - - - - CF (0) 169 78 107 94 113 Summary 2 of 24 Echostar Proprietary

Allocated BSS - 5 Year Forecast - Financials ($M) December 2, 2025 2025 2026 2027 2028 2029 2030 Allocated BSS Financials Service Revenue NA Consumer 709 550 409 302 211 147 Int'l Consumer 74 57 40 12 12 11 Consumer Total 782.6 607 449 314 223 158 Enterprise/Other Managed Services 126 136 167 219 280 350 % growth -17% 8% 22.6% 31.2% 28.0% 24.8% Aero 7 52 89 154 227 315 % growth 82% 618% 69.8% 73.9% 47.6% 38.6% Oneweb 4 1 2 1 1 1 % growth -3% -88% 200.0% -33.3% 0.0% 0.0% Int'l Ent 157 169 185 204 224 247 % growth -1% 7% 9.8% 9.9% 10.1% 10.3% Gov't 0.5 1 1 1 1 1 Hughes other - - - - - - Enterprise/Other 296 358 443 578 733 914 Service Rev Total 1,078 965 892 892 956 1,072 Equip Revenue NA Consumer 3 1 1 0 0 0 Int'l Consumer 1 - - - - - Consumer Total 4 1 1 0 0 0 Enterprise/Other Managed Services 49 64 83 113 130 139 % growth 41% 33% 28.0% 36.7% 15.3% 7.2% Aero 143 133 219 209 239 274 % growth 89% -7% 64.7% -4.5% 14.3% 14.5% Oneweb 28 43 55 74 76 80 % growth -71% 56% 28.0% 33.8% 2.7% 5.2% Int'l Ent 88 103 106 109 113 117 % growth -24% 17% 2.8% 3.3% 3.4% 3.5% Gov't 32 33.020 49 59 74 89 % growth 31% 4% 49.9% 19.9% 25.1% 20.6% Allocated BSS Corp - - - - - - Factory PC - 9 20 30 40 50 Enterprise/Other 339 385 532 595 672 750 Equip Rev Total 343 387 533 595 672 750 Revenue NA Consumer 712 552 410 302 211 147 Int'l Consumer 75 57 40 12 12 11 Consumer Revenue 787 609 450 314 223 158 Enterprise/Other Managed Services 175 201 249 332 410 489 % growth -7% 15% 24% 33.0% 23.7% 19.2% Aero 151 185 308 363 466 589 % growth 88% 23% 66.2% 18.1% 28.4% 26.2% Oneweb 32 44 57 75 77 81 % growth -68% 37% 29.9% 32.0% 2.7% 5.2% Int'l Ent 245 272 291 313 337 364 % growth -11% 11% 7.1% 7.5% 7.8% 8.0% Gov't 32 33.610 50 60 75 90 % growth 30% 5% 49.1% 19.7% 24.8% 20.4% Hughes other - - - - - - Factory PC - 9 20 30 40 50 Enterprise/Other 635 743 975 1,173 1,406 1,663 Revenue Total 1,422 1,352 1,425 1,487 1,629 1,822 Enterprise % 45% 55% 68% 79% 86% 91% Consumer % 55% 45% 32% 21% 14% 9% 5Y forecast 3 of 24 Echostar Proprietary

Allocated BSS - 5 Year Forecast - Financials ($M) December 2, 2025 2025 2026 2027 2028 2029 2030 Service Cost NA CoS 154 132 111 94 80 70 HSSC J3 lease 191 191 191 191 191 191 NA Consumer 345 323 302 285 271 261 Int'l Consumer 36 31 24 7 6 6 Consumer CoS 382 354 326 291 277 267 GM % 51.2% 41.7% 27.4% 7.2% -24.6% -68.8% Enterprise/Other Managed Services 127 120 138 172 210 253 GM % -0.1% 11.9% 17.2% 21.5% 25.0% 27.6% Aero 21 32 56 99 148 206 GM % -188.2% 37.9% 36.7% 36.0% 35.0% 34.5% Oneweb 4 0 1 1 1 1 GM % 3.7% 40.0% 33.3% 30.0% 30.0% 30.0% Int'l Ent 106 108 119 130 142 157 GM % 32.4% 35.7% 35.8% 36.1% 36.4% 36.7% Gov't 0 0 0 0 0 0 GM % 64.2% 31.7% 50.0% 50.0% 50.0% 50.0% Hughes other 0 - 0 - - - Allocated BSS Corp - J3 lease (191) (191) (191) (191) (191) (191) Allocated BSS Corp - - - - - - Enterprise/Other CoS 67 71 123 210 310 426 GM % 77.2% 80.2% 72.2% 63.6% 57.7% 53.3% Service Cost Total 449 425 449 502 588 694 GM % 58.4% 56.0% 49.6% 43.7% 38.5% 35.3% Equip Cost NA Consumer 18 10 9 6 5 4 Int'l Consumer 1 - - - - - Consumer 19 10 9 6 5 4 GM % -376.7% -628.5% -1300.4% -354442.4% -412155.8% -495672.6% Enterprise/Other Managed Services 52 65 78 104 118 126 GM % -6.4% -0.4% 5.1% 7.8% 9.1% 9.8% Aero 116 98 163 154 179 208 GM % 19.1% 26.0% 25.7% 26.6% 25.0% 24.1% Oneweb 33 30 37 49 49 52 GM % -19.8% 29.6% 33.8% 33.6% 35.3% 35.6% Int'l Ent 69 80 82 85 88 91 GM % 21.9% 22.0% 22.3% 22.4% 22.5% 22.6% Gov't 25 24 36 44 54 66 g 22.5% 27.5% 26.3% 26.4% 26.6% 26.8% ( ) Factory PC - 7 16 24 32 40 GM % 20.0% 20.0% 20.0% 20.0% 20.0% Enterprise/Other 305 294 412 459 521 581 GM % 13.3% 20.9% 22.5% 22.8% 22.5% 22.5% Equip Cost Total 313 315 421 466 526 585 GM % 8.8% 18.5% 21.0% 21.7% 21.8% 21.9% COGS NA Consumer 363 334 311 291 276 266 Int'l Consumer 37 31 24 7 6 6 Consumer 401 365 335 298 283 272 Enterprise/Other Managed Services 178 185 217 276 328 379 Aero 137 131 219 252 327 414 Oneweb 37 31 38 50 50 52 Int'l Ent 175 189 201 215 230 247 Gov't 25 24 37 44 55 66 Factory PC - 7 16 24 32 40 Hughes other 0 0 - - - - Enterprise/Other 362 375 536 670 831 1,007 GM % 43.1% 49.5% 45.1% 42.9% 40.9% 39.4% Total COGS 762 740 870 968 1,114 1,279 GM % 46.4% 45.3% 38.9% 34.9% 31.6% 29.8% 5Y forecast 4 of 24 Echostar Proprietary

Allocated BSS - 5 Year Forecast - Financials ($M) December 2, 2025 2025 2026 2027 2028 2029 2030 R&D 22 23 22 21 22 22 % of Rev 1.6% 1.7% 1.6% 1.4% 1.3% 1.2% Channel Comp amotization 40 31 19 6 2 1 S&M 135 88 77 62 66 70 Ent S&M as % of Ent Rev 9.5% 6.5% 5.4% 4.2% 4.0% 3.8% G&A 126 131 133 130 132 135 % of Rev 8.9% 9.7% 9.3% 8.7% 8.1% 7.4% SG&A 323 273 251 219 222 228 Op Expense (exclude D&A) 1,085 1,013 1,121 1,186 1,336 1,507 OIBDA NA Consumer 397 328 237 180 110 61 HSSC J3 lease (191) (191) (191) (191) (191) (191) Managed Services (34) (14) 1 22 46 71 Aero 4 33 64 86 113 148 Oneweb (9) 9 17 24 26 28 Int'l Consumer 20 10 4 2 2 1 Int'l Ent 30 44 48 53 59 66 Gov't 3 3 5 7 11 14 Factory PC - 1.7 4 6 8 10 Hughes other (74) (76) (78) (80) (82) (84) Cost Challenge - - - - - - Allocated BSS Corp - J3 lease 191 191.0 191 191 191 191 OIBDA (a) 336.3 338.8 303 300 293 315 % of Rev 23.7% 25.1% 21.3% 20.2% 18.0% 17.3% OIBDA w/ Corp Allocated to PC NA Consumer w/ Corp 169 106 23 (27) (91) (137) Managed Services w/ Corp (43) (25) (12) 4 25 49 Aero w/ Corp (4) 23 47 66 90 120 Oneweb w/ Corp (10) 6 14 20 22 24 Int'l Consumer w/ Corp 16 7 2 1 1 1 Int'l Ent w/ Corp 17 29 33 37 42 49 Gov't w/ Corp 1 1 3 4 7 10 Factory PC w/ Corp - 1.2 2.9 4.4 6.0 7.7 OIBDA w/ Corp Allocated to PC 336 339 303 300 293 315 5Y forecast 5 of 24 Echostar Proprietary

Allocated BSS - 5 Year Forecast - Financials ($M) December 2, 2025 2025 2026 2027 2028 2029 2030 Capex NA Consumer 94 30 17 6 5 4 Managed Services 7 6 7 8 8 9 Aero 6 5 7 8 9 10 Oneweb 1 3 3 1 0 0 Int'l Consumer 13 5 4 2 2 2 Int'l Ent 9 10 8 9 10 10 Gov't 2 2 3 3 3 3 Hughes other 9 12 12 12 12 12 Less: Capex (b) 142 73 61 47 48 50 OFCF (a-b) 194 266 242 253 245 265 Working capital (23) 22 1 19 14 13 Adjusted OFCF 171 288 243 272 259 278 Adjusted OFCF w/ Corp Allocated to PC NA Consumer w/ Corp 84 98 19 (29) (94) (140) Managed Services w/ Corp (51) (31) (19) (3) 17 40 Aero w/ Corp (43) 18 28 72 93 123 Oneweb w/ Corp (12) 3 11 19 21 24 Int'l Consumer w/ Corp 4 2 (2) (1) (1) (1) Int'l Ent w/ Corp 8 19 24 28 33 39 Gov't w/ Corp (1) (1) 0 1 4 7 Factory PC w/ Corp - 1 3 4 6 8 Hughes other (9) (12) (12) (12) (12) (12) Adjusted OFCF w/ Corp Allocated to PC 288 171 243 272 259 278 HSSC Interest Pmt (89) (89) (135) (135) (135) (135) AGR (10) (10) (10) (10) (10) (10) Cash Tax Distribution HSSC J3 prepaid lease 44 Allocated BSS J3 prepaid (44) Other miscelaneous (out) in (73) (20) (20) (20) (20) (20) Free cash flow (0) 169 78 107 94 113 AGR reimbursement _DirecTV Divesture PC CF (0) 169 78 107 94 113 5Y forecast 6 of 24 Echostar Proprietary

BSS Corp Summary - J3 payment only Financials ($M) 2025 2026 2027 2028 2029 2030 Service Revenue - - - - - - Equip/Other Revenue - - - - - - Revenue - - - - - - Cost of Service -J3 (191.0) (191.0) (191.0) (191.0) (191.0) (191.0) Cost of Equip - - - - - - COGS (191.0) (191.0) (191.0) (191.0) (191.0) (191.0) R&D S&M G&A - - - - - - Op Expense (less D&A) (191.0) (191.0) (191.0) (191.0) (191.0) (191.0) OIBDA 191.0 191.0 191.0 191.0 191.0 191.0 CapEx OFCF 191.0 191.0 191.0 191.0 191.0 191.0 BSS Corp - J3 7 of 24 Echostar Proprietary

NA Consumer Summary 2025 2026 2027 2028 2029 2030 Gross Adds 140 46 26 0 0 0 Net Adds (108) (149) (100) (91) (63) (44) EOP - Retail 547 398 298 207 144 100 Average subs - Retail 601 462 341 246 171 118 Churn (%) 3.31% 3.43% 3.00% 3.00% 3.00% 3.00% NA ARPU ($/sub) 96.29 $ 97.51 $ 98.89 $ 100.36 $ 100.97 $ 100.71 $ NA SAC ($/add) $1,135 $973 $988 $0 $0 $0 NA COGS ($/sub) $21.45 $23.87 $27.16 $31.72 $39.07 $49.38 Service Revenue NA ARPU Revenue 694 541 404 296 207 143 XCI 15 10 5 5 4 4 Equip Revenue NA Consumer 2 1 1 0 0 0 Service COGS 132 155 111 94 80 70 Equipment COGS 11 18 9 6 5 4 R&D NA Consumer 2 1 1 1 0 0 Channel Comp amotization NA Consumer 40 31 19 6 2 1 S&M NA Consumer 73 28 17 0 0 0 G&A NA Consumer 27 23 17 15 12 10 Capex NA Consumer 94 30 17 6 5 4 Working Capital NA Consumer 9 22 13 4 1 0 8 of 24

cost per sub in $M 2025 2026 2027 2028 2029 2030 Adjusted Service Plan Revenue 525.4 409 309 228 160 111 Extra ARPU Impact - - - - - Rental Plan Revenue 101.3 78 58 42 28 19 NYB 0.7 1 1 - - - Optional Service Revenue 44.3 34 25 18 13 9 Truckroll, Invoice Fee, and others 6.5 5 4 3 2 1 UEF & ETF Collection 16.2 13 8 6 4 3 XCI 14.7 10 5 5 4 4 Total Service Revenue 709.0 551 409 302 211 147 ARPU 96.29 97.51 98.89 100.3 100.9 6 100.71 7 Total HW Revenue 2 1 1 0 0 0 Total Revenue ($M) 712 552 410 302 211 147 -10% -22% -26% -26% -30% -30% Space Segment - Consumer - - - - - - XCI 1 1 0 0 0 0 Customer Services 27 21 15 11 8 5 Installer Field Maintenance 14 10 7 5 4 2 Network Services 14 12 10 9 8 7 Satellite Ops 3 2 2 2 2 2 Gateways 25 24 24 24 24 24 RMA Return Credits 2 (1) 0 - - - Repair Center Cost- Consumer 10 11 7 5 4 3 Operations Engineering 12 12 10 9 8 7 Operations Mgmt / Optional Services 10 9 7 5 3 2 Quality Assurance 2 2 2 2 2 1 Fusion Services 7 4 3 2 1 1 Voip Program 3 3 2 1 1 1 Move Program 4 3 2 2 1 1 Other / Property Tax / Excise Tax 2 2 2 2 2 2 SDG 7 8 7 6 6 5 Cloud 4 5 4 4 3 3 Sustaining 6 5 5 4 4 3 Extra Cost Adj - - - - - - Total Services Costs 132.32 155 111.05 94 80 70 Consumer HW Cost 3 1 1 0 0 0 Install support 8 7 5 4 3 2 Business Operations 2 1 1 1 1 1 Operations support 0 0 0 0 0 0 Manufacturing Variances 1 2 1 1 1 1 Inventory / Warranty Reserve 0 0 0 0 0 0 Corp Assessment 3 - - - - - Sustaining R&D 0 0 0 0 0 0 Total Other HW Costs 10 15 8 6 5 4 Total HW Cost 11 18 9 6 5 4 Total Cost 172 144 120 100 85 75 Gross Margin 539 408 290 201 126 72.80 GM% 75.8% 74.0% 70.8% 66.8% 59.6% 49.4% PL 9 of 24 Echostar Proprietary

$M 2025 2026 2027 2028 2029 2030 - S&M Expenses - Variable 66 25 13 - - - S&M Expenses - Fixed 6 3 3 - - - S&M Expenses 72.4 27.5 16.2 - - - Marcomm & Corp Alloc 0 0 0 0 0 0 Channel Comp P/L SAC 40 31 18.8 6 2 1 S&M 112 59 35.4 6 3 1 G&A 8 8 7 7 7 7 Bad Debt - NAD 10 8 6 4 3 2 Bank Charges 9 7 5 4 3 2 G&A Expenses 27 23 17 15 12 10 Total Operating Expenses 139 82 53 21 15 12 Total Operating Income 400 327 238 181 111 61 OI% 56% 59% 58% 60% 53% 42% R&D 2 1 1 1 0 0 OIBDA 325 397 237 180 110 60.9 -18% -27% -24% -39% (0.4) Rental Capital 75 17 10 0 0 0 Svc Del Capex ($M) 3 32222 J3 Post Launch ($M) 0 00000 SDG Capex ($M) 8 32211 Eng Capex ($M) 0 00000 Non-Cash Capex Adj. 0 Capex ($M) 86 23 14 4 3 2 FAS86 8 73221 OFCF 303 295 219 174 106 57 Adj OFCF 313 318 232 179 107 57 Cash SAC HW/Install Cost 464 320 332 315 315 315 Upfront Rev 14 6 (4) 19 19 19 HW/Install SAC 478 326 311 - - - Channel Comp SAC 165 115 118 - - - S&M SAC 491 532 558 - - - Total Cash SAC $ 1,135 973 988 - - - -14% 1% -100% #DIV/0! #DIV/0! PL 10 of 24 Echostar Proprietary

$M 2025 2026 2027 2028 2029 2030 Cost excl SAC & all Depreciation ($M) 200 167 138 116 98 86 Cost per sub per month $27.70 $30.09 $33.68 $39.16 $47.91 $60.24 1 - 2 3 4 5 Cost of Capital (yearly) 10.0% Cost of Capital (monthly) 0.8% PV 304 202 141 77 38 NPV - 5Y 762 NPV - 10Y 751 2025 2026 2027 2028 2029 2030 Beginning Subs 655,069 546,709 397,987 298,275 206,956 143,595 Raw Adds 143,360 50,008 28,119 0 0 0 Raw Adds w/o Adj 143,36 50,008 0 28,119 0 0 0 Raw Adds Adj - - - - - Gross Adds 140,326 46,288 26,027 0 0 0 Rental% 97.3% 97.2% 97.2% 97.2% 97.2% 97.2% Raw Adds w/ Duplicates 147,266 51,608 29,019 0 0 0 # BRMs 9,204 3,720 2,092 0 0 0 # Churns - New Adds 30,888 7,812 3,893 0 0 0 # Churns - Older Subs 217,798 187,198 121,847 91,319 63,361 43,963 # Churns + BRMs 257,890 198,730 127,831 91,319 63,361 43,963 Churn Rate 3.31% 3.43% 3.00% 3.00% 3.00% 3.00% Churn Rate w/o Adj 3.31% 3.43% 3.25% 3.25% 3.25% 3.25% Churn Adj 0.00% -0.25% -0.25% -0.25% -0.25% BRM% 6.42% 7.44% 7.44% 7.44% 7.44% 7.44% Churn + BRM 3.58% 3.58% 3.13% 3.09% 3.09% 3.09% Ending Subs - New Adds 109,438 38,475 22,135 0 0 0 Ending Subs - Older Subs 437,271 359,511 276,140 206,956 143,595 99,632 Ending Subs 546,709 397,987 298,275 206,956 143,595 99,632 Net Adds (108,360) (148,722) (99,712) (91,319) (63,361) (43,963) Avg Subs - New Adds 60,162 21,132 12,239 0 0 0 Avg Subs - Older Subs 540,746 440,840 328,433 246,147 170,787 118,499 Avg Subs 600,908 461,972 340,671 246,147 170,787 118,499 -23% -26% -28% -31% -31% Lite Plan Mix 3.0% 8.0% 8.0% 8.0% 8.0% 8.0% Dealer% 11.54% 11.54% 11.54% 11.54% 11.54% J3 Subs BeginningSubs 203,990 245,177 195,916 155,891 108,164 75,049 Raw Adds 136,973 45,087 25,352 0 0 0 Spins 2,280 - - - - - BRM+Churn (95,786) (94,348) (65,377) (47,727) (33,115) (22,977) Ending Subs 245,177 195,916 155,891 108,164 75,049 52,072 Cost Assumption 2025 2026 2027 2028 2029 2029 Service Costs Space Segment - Consumer 191.03 191.03 191.03 191.03 191.03 191.03 XCI 0.83 0.6 0.3 0.3 0.2 0.2 Customer Services 3.68 3.78 3.78 3.78 3.78 3.78 Installer Field Maintenance 1.96 1.88 1.81 1.73 1.72 1.70 Network Services 13.55 12.30 10.43 9.01 7.79 6.76 Satellite Ops 3.06 2.30 2.30 2.30 2.30 2.30 Gateways ($M) 25.5 24.3 24.3 24.3 24.3 24.3 RMA Return Credits 0.27 (0.12) 0.06 - - - Repair Center Cost- Consumer 1.76 1.55 1.76 1.76 1.76 1.76 Operations Engineering 12.0 12.1 10.2 8.8 7.6 6.6 Operations Mgmt / Optional Services 1.35 1.64 1.64 1.64 1.64 1.64 Quality Assurance 1.96 1.82 1.73 1.64 1.56 1.48 Fusion Services 6.89 4.18 2.76 1.67 0.99 0.59 Voip Program 0.45 0.47 0.47 0.47 0.47 0.47 Move Program 0.52 0.52 0.52 0.52 0.52 0.52 PL 11 of 24 Echostar Proprietary

$M 2025 2026 2027 2028 2029 2030 Other / Property Tax / Excise Tax 2.47 2.30 2.30 2.30 2.30 2.30 SDG 7.39 7.60 6.84 6.16 5.54 4.99 Cloud 3.98 4.64 4.18 3.76 3.38 3.21 Sustaining 6.49 5.23 4.70 4.23 3.81 3.43 Extra Cost Adj - - - - - HW Cost 103% 100% 103% 103% 103% 103% Other HW Costs Install support 1.18 1.33 1.32 1.32 1.32 1.32 Business Operations 1.69 1.05 1.05 1.05 1.05 1.05 Operations support 0.00 0.00 0.00 0.00 0.00 0.00 Manufacturing Variances 1.4 2.0 1.0 1.0 1.0 1.0 Inventory / Warranty Reserve 0.02 0.02 0.06 0.06 0.06 0.06 Corp Assessment 2.5 - - - - - Sustaining 0.38 0.28 0.28 0.29 0.30 0.31 Total Other HW Costs S&M Variable 450 475 462 0 0 0 S&M Variable w/o plug 450 475.02 461.7 - 6 - - S&M Fixed 6.0 2.95 2.8 0.0 0.0 0.0 Marcomm & Corp Alloc 0.4 0.4 0.4 0.4 0.4 0.4 Average Commission 165.30 115.01 118.46 - - - G&A Expenses G&A ($M) 7.98 7.73 6.50 6.50 6.50 6.50 Bad Debt - NAD 1.46% 1.50% 1.45% 1.45% 1.45% 1.45% Bank Charges 1.21% 1.22% 1.22% 1.22% 1.22% 1.22% R&D 1.14 2.42 0.84 0.61 0.42 0.29 Non-Rental D&A w/o SS & Svc Delivery 22.0 22.00 22.00 22.00 22.00 22.00 Svc Del Capex ($M) 2.9 2.6 2.3 2.1 1.9 1.7 J3 Post Launch ($M) - - - - - - SDG Capex ($M) 1.1% 0.63% 0.5% 0.5% 0.5% 0.5% Eng Capex ($M) 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% FAS86 ($M) 1.15% 1.24% 0.75% 0.75% 0.75% 0.75% HW/Install Cash SAC 2025 2026 2027 2028 2029 2030 IDU 151.10 167 167 167 167 167 ODU 90.00 88 88 88 88 88 Fusion 182.00 192 192 192 192 192 Fusion% 3.6% 3.6% 2.0% 2.0% 2.0% 2.0% Antenna 61.00 64 64 64 64 64 Mount 10.50 12 12 12 12 12 Reconditioned HW cost saving (87.76) (257) (242) (259) (259) (259) Reconditioned IDU% 34.36% 97.97% 93.48% 100.00% 100.00% 100.00% Reconditioned ODU% 37.05% 97.97% 93.48% 100.00% 100.00% 100.00% Reconditioned Fusion% 37.73% 100.00% 100.00% 100.00% 100.00% 100.00% HW Material Cost 231.46 81 93 76 76 76 Installation Cost 232.30 239 239 239 239 239 HW/Install Cost 463.76 320 332 315 315 315 HW/Install Upfront Billing 14.37 6 (4) 19 19 19 HW/Install Cash SAC 478.12 326 328 334 334 334 Wifi Mesh Node Cost 45 36 31 27 22 22 Wifi Mesh Node Install cost 35 35 35 35 35 35 % Hughes-Installed 100% 100% 100% 100% 100% 100% IDU 151 167 167 167 167 167 ODU 90 88 88 88 88 88 ODU usage% 78% 79% 79% 79% 79% 79% Fusion 182 192 192 192 192 192 Fusion% 27% 14% 14% 14% 14% 14% Antenna 61 64 64 64 64 64 Mount 11 12 12 12 12 12 Antenna usage% 13% 13% 13% 13% 13% 13% Reconditioned HW saving (96) (258) (248) (263) (263) (263) Reconditioned IDU% 34% 98% 93% 100% 100% 100% Reconditioned ODU% 37% 98% 93% 100% 100% 100% Reconditioned Fusion% 38% 100% 100% 100% 100% 100% HW Material Cost 183 15 25 10 10 10 Installation Cost 166 167 167 167 167 167 HW/Install Cost 349 182 192 177 177 177 PL 12 of 24 Echostar Proprietary

$M 2025 2026 2027 2028 2029 2030 Year 2 Year 3 Year 4 Year 5 Cost 36 month distribution factor 33% 33% 15% Cost 48 month distribution factor 25% 25% 25% 11% Cost 30 month distribution factors 40% 34% 4% starting Jan 2025 Baseline Installed Adds Baseline 129,019 116,076 98,795 87,603 76,130 Fusion% 3.6% 2.0% 2.0% 2.0% 2.0% Upgrades IDU 20,315 6,772 - - - ODU 16,049 5,350 - - - Fusion 2,797 932 - - - Recond% - Baseline Reconditioned IDU% 48.17% 60% 70% 79% 87% Reconditioned ODU% 40.53% 60% 70% 79% 87% Reconditioned Fusion% 63.00% 63% 70% 79% 87% Recond. IDU available for use 71,929 73,741 69,503 68,887 65,859 Recond. ODU available for use 58,792 72,887 69,503 68,887 65,859 Recond. Fusion available for use 4,688 2,050 1,390 1,378 1,317 Recond. IDU available for use as a % of J3 churns 57% 57% 57% 57% 57% Recond. J3 IDU available for use 61,480 37,058 27,053 18,771 13,024 Recond. J3ODU available for use 61,480 37,058 27,053 18,771 13,024 Recond. Fusion available for use 4,688 2,050 1,390 1,378 1,317 % J3 subs need repair 6.5% 6.5% 12,785 16,000 24,272 45,480 Recond% - Scenario 2026 2027 2028 2029 2030 Recond. IDU available for use 98% 93% 100% 100% 100% Recond. ODU available for use 98% 93% 100% 100% 100% Recond. Fusion available for use 100% 100% 100% 100% 100% PL 13 of 24 Echostar Proprietary

Managed Services (000) 2025 2026 2027 2028 2029 2030 HW Revenue 48,663 64,441 82,510 112,826 130,107 139,438 Other1 0 0 0 0 0 Other2 - - - - - - HW Rev Total 48,663 64,441 82,510 112,826 130,107 139,438 % growth 32% 28% 37% 15% 7% Service Revenue 126,337 136,180 166,958 219,048 280,325 349,714 Other1 0 Other2 - - - - - - Service Rev Total 126,337 136,180 166,958 219,048 280,325 349,714 % growth 00 000 Total Revenue 175,000 200,621 249,468 331,874 410,432 489,152 % growth 0% 15% 24% 33% 24% 19% HW cogs 51,876 64,723 78,313 104,000 118,286 125,830 Other1 0 0 0 0 0 0 Other2 - - - - - - HW Cogs 51,876 64,723 78,313 104,000 118,286 125,830 Service cogs 127,391 120,014 138,195 171,895 210,129 253,200 Other1 0 0 0 0 0 0 Other2 - - - - - - Service Cogs 127,391 120,014 138,195 171,895 210,129 253,200 Total Cost 179,267 184,737 216,508 275,895 328,415 379,030 HW Margin (3,213) (282) 4,197 8,826 11,821 13,608 HW Margin % -7% 0% 5% 8% 9% 10% Service Revenue (1,054) 16,166 28,763 47,154 70,197 96,514 Service Margin % -1% 12% 17% 22% 25% 28% Total Gross Margin (4,267) 15,884 32,960 55,980 82,018 110,121 Gross Margin % -2.4% 7.9% 13.2% 16.9% 20.0% 22.5% R & D - Helius 1,891 1,538 1,569 1,600 1,632 1,665 R & D 503 518 534 550 566 583 Other R&D 2,394 2,056 2,102 2,150 2,198 2,248 Enterprise 22,107 20,783 22,524 24,318 26,166 28,069 ESS Marcomm 1,334 1,374 1,415 1,458 1,501 1,546 B&P 330 300 309 318 328 338 Other Sales & Marketing Expenses 23,771 22,457 24,249 26,094 27,995 29,953 G&A 3,254 3,971 4,090 4,213 4,339 4,469 G&A ESS 706 727 749 771 794 818 G&A - Jupiter 3 Bad Debt - NAD 111 500 600 720 936 1,217 Other 0 0 0 0 0 0 G&A Expenses 4,071 5,198 5,439 5,704 6,070 6,504 Total Operating Expenses (wo D&A) 30,236 29,711 31,790 33,948 36,263 38,705 OIBDA (34,503) (13,827) 1,170 22,032 45,755 71,416 OIBDA % -20% -7% 0% 7% 11% 15% CAPEX 3,189 2,350 3,000 3,500 3,750 4,250 CAPEX - FAS86 4,012 3,900 4,017 4,138 4,262 4,389 OFCF (OIBDA less CAPEX) (41,704) (20,077) (5,847) 14,394 37,743 62,777 Managed Svc 14 of 24 Echostar Proprietary

Aero Summary (K) 2025 2026 2027 2028 2029 2030 HW Revenue BACKLOG Customer 1 - 29 - - - - Customer 2 - 507 - - - - Customer 3 - 117 - - - - Customer 4 52,604 40,890 52,604 48,357 41,817 40,945 Customer 5 15,157 76,727 - - - - Customer 5 6,778 10,068 - - - - Customer 5 3,692 421 28,309 8,645 - - Customer 6 26,966 19,110 - - - - Other - 61 - - - - NEW BUSINESS Other 7,767 884 31,076 - - - Customer 7 - - 6,980 6,893 6,806 6,719 Customer 8 4,000 278 5,000 6,000 7,000 7,000 Incremental Market Capture 16,000 (5,669) 95,054 139,209 183,364 218,909 HW REVENUE 143,424 132,964 219,024 209,104 238,987 273,573 Service Revenue BACKLOG Customer 1 928 972 - - - - Customer 3 2,223 2,078 2,278 2,278 2,278 2,278 Customer 4 - - - - - - Customer 5 48,992 4,158 57,011 57,011 57,011 57,011 Delta New Business (65 AC) - - 4,175 15,018 18,146 18,146 Customer 6 - - 739 1,078 1,088 1,088 NEW BUSINESS Other - - 7,764 10,480 10,498 10,498 Customer 9 - - 631 2,285 3,542 4,359 Customer 7 - - 908 3,924 6,901 9,842 Customer 10 - - 1,452 6,283 11,083 15,854 Customer 8 - 49 3,000 4,000 5,000 5,000 Incremental Market Capture - - 10,602 51,666 111,804 191,018 SERVICE REVENUE 7,258 52,143 88,560 154,022 227,352 315,093 TOTAL REVENUE 150,681 185,107 307,584 363,126 466,339 588,666 HW COST BACKLOG Customer 1 - 3 - - - - Customer 2 - 150 - - - - Customer 3 - 146 - - - - Customer 4 24,724 19,682 21,042 19,343 16,727 16,378 Customer 5 14,399 72,894 - - - - Customer 5 3,460 5,182 - - - - Customer 5 3,508 401 26,353 8,032 - - Customer 6 23,337 16,253 - - - - Other (Product Line, Sustaining, one-offs e 3,850 308 4,139 $ 4,449 $ 4,783 $ 5,142 $ NEW BUSINESS - - Other 6,802 840 25,490 - - - Customer 7 - - 5,584 5,515 5,445 5,375 Customer 8 4,000 141 $ 4,800 $ 5,600 $ 5,600 $ Incremental Market Capture - 18,260 76,044 111,368 146,692 175,127 HW COST 116,001 98,340 162,651 153,506 179,246 207,622 AERO 15 of 24 Echostar Proprietary

2025 2026 2027 2028 2029 2030 Service Cost BACKLOG Customer 1 232 196 - - - - Customer 3 823 752 1,139 1,139 1,139 1,139 Customer 4 - - - - - - Customer 5 4,900 2,954 8,552 8,552 8,552 8,552 Delta New Business (65 AC) - - 2,271 8,408 10,368 10,368 Customer 6 - - 266 388 392 392 NEW BUSINESS - - Other - - 3,168 5,692 5,702 5,702 Customer 9 - - 1,572 1,295 2,008 2,471 Customer 7 - - 590 2,550 4,486 6,397 Customer 10 - - 944 4,084 7,204 10,305 Customer 8 - 60 1,950 2,600 3,250 3,250 Incremental Market Capture - - 6,891 33,583 72,673 124,162 Labor 17,472 11,739 18,870 19,436 20,019 20,619 Other Services Costs/Shared Services (inc 8,950 5,204 9,845 10,829 11,912 13,104 SERVICE COST 32,377 20,905 56,057 98,557 147,705 206,461 TOTAL COST 130,717 136,905 218,708 252,063 326,951 414,082 HW Margin BACKLOG Customer 1 - 26 - - - - Customer 2 - 357 - - - - Customer 3 - (29) - - - - Customer 4 27,880 21,208 31,562 29,014 25,090 24,567 Customer 5 758 3,833 - - - - Customer 5 3,319 4,886 - - - - Customer 5 185 20 1,956 612 - - Customer 6 3,629 2,857 - - - - Other (Product Line, Sustaining, one-offs e (3,850) (247) (4,139) (4,449) (4,783) (5,142) NEW BUSINESS Other 964 44 5,587 - - - Customer 7 - - 1,396 1,379 1,361 1,344 Customer 8 4,000 137 1,000 1,200 1,400 1,400 Incremental Market Capture (5,669) (2,260) 19,011 27,842 36,673 43,782 HW GROSS MARGIN 27,423 34,624 56,373 55,598 59,741 65,951 HW Gross Margin % Service Margin BACKLOG Customer 1 696 776 - - - - Customer 3 1,401 1,326 1,139 1,139 1,139 1,139 Customer 4 - - - - - - Customer 5 44,092 1,204 48,460 48,460 48,460 48,460 Delta New Business (65 AC) - - 1,905 6,610 7,778 7,778 Customer 6 - - 473 690 696 696 NEW BUSINESS Other - - 4,596 4,788 4,796 4,796 Customer 9 - - (941) 989 1,534 1,888 Customer 7 - - 318 1,373 2,416 3,445 Customer 10 - - 508 2,199 3,879 5,549 Customer 8 - (11) 1,050 1,400 1,750 1,750 Incremental Market Capture - - 3,711 18,083 39,131 66,856 Labor (17,472) (11,739) (18,870) (19,436) (20,019) (20,619) Other Services Costs/Shared Services (5,204) (8,950) (9,845) (10,829) (11,912) (13,104) SERVICE GROSS MARGIN (13,647) 19,767 32,503 55,465 79,647 108,632 Service Gross Margin % -188% 38% 37% 36% 35% 34% TOTAL GROSS MARGIN 54,391 13,776 88,876 111,063 139,388 174,583 Total Gross Margin % 9% 29% 29% 31% 30% 30% Sales & Marketing 2,685 6,150 6,457 6,780 7,119 7,475 G&A (w/o Amort. of Special Projects) 2,209 7,812 6,501 6,696 6,897 7,104 Amortization of HBC+ Linefit Retrofit 848 - 1,739 1,810 1,810 1,810 Amortization of Product Line Costs - - 2,351 2,351 2,351 2,351 R&D 5,222 6,300 7,690 7,882 $ 8,079 $ 8,281 $ OIBDA 33,281 3,660 64,138 85,544 113,132 147,562 D & A (EQUIP & FAS) 4,169 476 3,849 5,447 7,256 7,800 CAPEX 2,000 730 3,076 3,631 4,663 5,887 OFCF (OIBDA - Capex) FAS86 5,411 2,500 4,000 4,500 4,500 4,500 4,500 6,140 7,076 8,131 9,163 10,387 OFCF w/FAS86 (2,480) 28,781 57,062 77,413 103,969 137,176 -2% 16% 19% 21% 22% 23% Working Capital & BS Expenditure adjustm (89) (32,885) (12,299) 14,514 12,604 12,704 OFCF w/ WC & BS expenditure adjustmen 28,692 (35,365) 44,764 91,927 116,573 149,879 AERO 16 of 24 Echostar Proprietary

OneWeb Summary 2025 2026 2027 2028 2029 2030 Customer 1 27.8 13.3 5.5 4.2 4.2 4.2 Customer 2 - 30.0 50.0 70.0 10.0 - Customer 3 62.0 76.0 Other - - - - - - HW-Total 27.8 $ 43.3 $ 55.5 $ 74.2 $ 76.2 $ 80.2 $ Customer 1 4.2 0.5 1.5 1.0 1.0 1.0 Customer 2 Customer 3 - - - - - - Other - - - - - - Service 4.2 0.5 1.5 1.0 1.0 1.0 Revenue 32.0 43.8 57.0 75.2 77.2 81.2 Growth % 37% 30% 32% 3% 5% Customer 1 29.9 9.1 3.2 2.3 2.3 2.3 Customer 2 20.1 33.6 47.0 6.7 - Customer 3 - - - - 40.3 49.4 Other 3.3 1.3 - - - - HW 33.2 30.5 36.7 49.3 49.3 51.7 Customer 1 4.1 0.3 1.0 0.7 0.7 0.7 Customer 2 Customer 3 - - - - - - Other - - - - - - Service 4.1 0.3 1.0 0.7 0.7 0.7 COGS 37.3 30.8 37.7 50.0 50.0 52.4 HW (5.5) 12.8 18.8 24.9 26.9 28.5 GM% -20% 30% 34% 34% 35% 36% Service 0.2 0.2 0.5 0.3 0.3 0.3 GM% 4% 40% 33% 30% 30% 30% Gross margin (5.3) 13.0 19.3 25.2 27.2 28.8 R&D 2.8 4.3 2.0 1.0 1.0 0.5 S&M - - - - - - G&A 0.6 0.23 0.50 0.50 0.50 0.50 OIBDA (8.7) 8.5 16.8 23.7 25.7 27.8 Capex 0.2 1.0 1.5 0.3 0.3 0.3 SFAS86 1.1 1.7 1.4 0.3 0.1 0.1 OFCF (OIBDA - Capex & FAS) (10.1) 5.8 13.8 23.2 25.4 27.5 Oneweb 17 of 24 Echostar Proprietary

Government Summary (M) 2025 2026 2027 2028 2029 2030 Operation 31.6 33.0 49.5 59.3 74.2 89.5 Other - - - - - - Hardware 31.6 33.0 49.5 59.3 74.2 89.5 Operation 0.5 0.6 0.6 0.6 0.7 0.7 Other - - - - - - Service 0.5 0.6 0.6 0.6 0.7 0.7 Revenue 32.1 33.6 50.1 60.0 74.9 90.2 YOY Change 5% 49% 20% 25% 20% Hardware 24.5 23.8 36.5 43.6 54.4 65.5 Service 0.5 0.2 0.3 0.3 0.3 0.3 COGS 24.7 24.3 36.8 44.0 54.8 65.8 Gross Margin 7.4 9.3 13.3 16.0 20.1 24.3 Margin % 23.1% 27.8% 26.6% 26.7% 26.8% 27.0% R&D 0.8 0.9 1.2 1.5 1.9 2.2 S&M 3.1 4.5 5.1 5.4 5.7 6.2 G&A 0.9 1.0 1.6 1.7 1.8 1.9 Operating Expense 6.3 4.9 7.9 8.6 9.4 10.3 OIBDA 2.6 3.1 5.4 7.4 10.7 14.0 OIBDA % 8% 9% 11% 12% 14% 16% Capex 1.1 1.5 1.1 1.2 1.2 1.3 SFAS86 1.0 1.1 1.4 1.5 1.7 1.8 OFCF 0.3 0.6 2.9 4.7 7.8 10.9 Gov't 18 of 24 Echostar Proprietary

Factory Summary (M) 2026 2027 2028 2029 2030 Hardware 8.6 20.0 30.0 40.0 50.0 Service Revenue 8.6 20.0 30.0 40.0 50.0 YOY Change #DIV/0! 133% 50% 33% 25% Hardware 6.9 16.0 24.0 32.0 40.0 Service - - - - - COGS 6.9 16.0 24.0 32.0 40.0 Gross Margin 1.7 4.0 6.0 8.0 10.0 Margin % 20% 20% 20% 20% 20% R&D S&M G&A Operating Expense - - - - - OIBDA 1.7 4.0 6.0 8.0 10.0 OIBDA % 20% 20% 20% 20% 20% Capex SFAS86 OFCF 1.7 4.0 6.0 8.0 10.0 Factory 19 of 24 Echostar Proprietary

International Financial Summary Key Segment (M) FY25 FY26 FY27 FY28 FY29 FY30 Hardware Revenue Brazil 0.8 - - - - - LATAM 0.0 - - - - - Consumer - 0.8 - - - - ROW 20.8 27.7 27.2 27.2 27.2 27.2 Europe 4.8 4.5 5.0 5.5 6.1 6.7 India 29.8 35.4 37.2 39.0 41.0 43.0 Brazil 13.2 12.4 13.1 13.9 14.7 15.6 LATAM 6.4 6.7 7.0 7.4 7.8 8.1 Other - - - - - - Enterprise 75.0 86.7 89.6 93.1 96.8 100.7 Mobilsat 13.0 16.2 16.2 16.2 16.2 16.2 Hardware Revenue 88.8 102.9 105.7 109.2 112.9 116.9 Service Revenue Brazil 47.8 35.8 22.1 - - - LATAM 26.2 21.2 17.5 12.2 11.6 11.0 Consumer 57.0 74.0 39.6 12.2 11.6 11.0 ROW 18.4 17.8 17.8 17.8 17.8 17.8 Europe 34.0 24.6 27.1 29.8 32.7 36.0 India 27.0 32.3 37.2 42.8 49.2 56.5 Brazil 33.0 42.3 47.0 52.2 57.9 64.4 LATAM 32.8 40.4 44.9 49.8 55.3 61.4 Other - - - - - - Enterprise 145.1 157. 173.9 4 192.3 212.9 236.1 Mobilsat 12.1 11.3 11.3 11.3 11.3 11.3 Service Revenue 225.6 231.2 224.8 215.8 235.8 258.3 Revenue Brazil 48.6 35.8 22.1 - - - LATAM 26.2 21.2 17.5 12.2 11.6 11.0 Consumer 57.0 74.8 39.6 12.2 11.6 11.0 ROW 39.1 45.5 45.0 45.0 45.0 45.0 Europe 38.8 29.2 32.1 35.3 38.8 42.7 India 56.8 67.7 74.3 81.8 90.1 99.6 Brazil 46.2 54.7 60.1 66.1 72.7 80.0 LATAM 39.2 47.1 51.9 57.2 63.0 69.5 Other - - - - Enterprise 220.2 244.1 263.5 285. 309.7 4 336.8 Mobilsat 25.1 27.4 27.4 27.4 27.4 27.4 Total Revenue 320.0 328.5 330.5 325.0 348.7 375.2 Hardware COGS Brazil 0.6 - - - - - LATAM 0.0 - - - - - Consumer - 0.6 - - - - ROW 20.9 23.9 23.8 23.8 23.8 23.8 Europe 3.8 3.7 3.6 3.9 4.3 4.7 India 20.2 27.1 28.5 29.9 31.4 33.0 Brazil 8.8 8.7 9.2 9.7 10.3 10.9 LATAM 4.3 5.3 5.6 5.9 6.2 6.5 Other - - - - - - Enterprise 58.1 68.7 70.6 73.2 76.0 78.9 Mobilsat 10.6 11.6 11.6 11.6 11.6 11.6 Hardware Cogs 69.4 80.3 82.2 84.8 87.6 90.5 International 20 of 24 Echostar Proprietary

Key Segment (M) FY25 FY26 FY27 FY28 FY29 FY30 Service COSG Brazil 21.4 18.5 14.4 - - - LATAM 15.1 12.3 9.6 6.7 6.3 6.0 Consumer 30.9 36.4 24.0 6.7 6.3 6.0 ROW 17.9 15.6 12.0 12.0 12.0 12.0 Europe 26.5 20.8 21.7 23.8 26.2 28.8 India 18.7 20.9 24.4 28.0 32.3 37.1 Brazil 25.5 30.7 34.4 37.6 41.1 45.3 LATAM 13.6 15.9 17.7 19.7 21.8 24.2 Other - - 4.3 4.5 4.7 4.9 Enterprise 102.1 104.0 114. 125.6 4 138.1 152.2 Mobilsat 4.2 4.4 4.4 4.4 4.4 4.4 Service COGS 139.3 142.7 142.8 136.7 148.8 162.6 COGS Brazil 22.0 18.5 14.4 - - - LATAM 15.1 12.3 9.6 6.7 6.3 6.0 Consumer 30.9 37.1 24.0 6.7 6.3 6.0 ROW 38.8 39.5 35.8 35.8 35.8 35.8 Europe 30.3 24.5 25.2 27.7 30.5 33.5 India 38.9 48.0 52.9 57.9 63.6 70.0 Brazil 34.3 39.4 43.6 47.3 51.5 56.2 LATAM 17.9 21.3 23.3 25.5 28.0 30.7 Other - - 4.3 4.5 4.7 4.9 Enterprise 160.2 172.7 185.0 198.8 214.1 231.2 Mobilsat 14.8 16.0 16.0 16.0 16.0 16.0 Total COGS 212.1 219.6 225.0 221.5 236. 253.1 4 Hardware Margin Brazil 0.2 - - - - - LATAM 0.0 - - - - - Consumer - 0.2 - - - - ROW (0.2) 3.8 3.4 3.4 3.4 3.4 Europe 1.0 0.9 1.5 1.6 1.8 1.9 India 9.6 8.3 8.7 9.1 9.6 10.1 Brazil 4.3 3.7 3.9 4.2 4.4 4.7 LATAM 2.1 1.4 1.4 1.5 1.6 1.7 Other - - - - - - Enterprise 16.9 18.0 18.9 19.8 20.8 21.8 Mobilsat 2.4 4.6 4.6 4.6 4.6 4.6 Hardware Margin 19.5 22.6 23.5 24.4 25.4 26.4 Service Margin Brazil 26.4 17.3 7.6 - - - LATAM 11.1 8.8 8.0 5.6 5.3 5.0 Consumer 26.1 37.5 15.6 5.6 5.3 5.0 ROW 0.5 2.1 5.8 5.8 5.8 5.8 Europe 7.5 3.8 5.4 6.0 6.5 7.2 India 8.3 11.4 12.8 14.7 16.9 19.4 Brazil 7.5 11.5 12.6 14.6 16.8 19.1 LATAM 19.2 24.5 27.2 30.2 33.5 37.2 Other - - (4.3) (4.5) (4.7) (4.9) Enterprise 43.1 53.3 59.5 66.7 74.8 83.8 Mobilsat 7.9 6.9 6.9 6.9 6.9 6.9 Service Margin 88.5 86.3 82.0 79.1 87.0 95.7 International 21 of 24 Echostar Proprietary

Key Segment (M) FY25 FY26 FY27 FY28 FY29 FY30 Margin Brazil 26.6 17.3 7.6 - - - LATAM 11.1 8.8 8.0 5.6 5.3 5.0 Consumer 26.1 37.7 15.6 5.6 5.3 5.0 ROW 0.3 6.0 9.2 9.2 9.2 9.2 Europe 8.5 4.6 6.9 7.6 8.3 9.1 India 17.9 19.7 21.5 23.8 26.5 29.5 Brazil 11.9 15.2 16.6 18.8 21.2 23.8 LATAM 21.3 25.8 28.6 31.7 35.1 38.8 Other - - (4.3) (4.5) (4.7) (4.9) Enterprise 60.0 71.4 78.5 86.5 95.6 105.6 Mobilsat 10.3 11.4 11.4 11.4 11.4 11.4 Total Margin 108.0 109.0 105.5 103.5 112.3 122.0 R&D ROW 0.4 0.4 0.3 0.3 0.3 0.3 Europe - - - - - - Other - - - - - - Enterprise 0.4 0.4 0.3 0.3 0.3 0.3 Mobilsat (0.0) - - - - - R&D 0.4 0.4 0.3 0.3 0.3 0.3 S&M Brazil 8.9 4.5 2.0 - - - LATAM 3.9 3.5 2.9 2.0 1.9 1.8 Consumer 8.0 12.8 4.9 2.0 1.9 1.8 ROW 3.4 4.1 4.1 4.1 4.1 4.1 Europe 3.5 2.9 2.9 3.2 3.5 3.9 India 2.0 2.2 2.4 2.6 2.9 3.2 Brazil 2.7 3.1 3.4 3.6 3.9 4.2 LATAM 3.4 3.6 4.0 4.4 4.8 5.3 Other - - - - - - Enterprise 15.1 15.9 16.7 17.9 19.2 20.7 Mobilsat 0.0 0.2 0.2 0.2 0.2 0.2 S&M 27.9 24.2 21.8 20.1 21.3 22.7 G&A Brazil 1.9 5.6 3.8 - - - LATAM 2.9 2.7 2.6 1.9 1.8 1.7 Consumer 8.3 4.8 6.4 1.9 1.8 1.7 ROW 2.5 2.5 3.1 3.1 3.1 3.1 Europe 4.6 3.7 3.7 4.1 4.5 5.0 India 7.0 6.7 7.1 7.8 8.6 9.5 Brazil 6.9 5.1 5.6 6.0 6.3 6.5 LATAM 2.8 3.3 3.7 4.0 4.4 4.9 Other - - 0.6 0.6 0.7 0.7 Enterprise 24.0 21.3 23.8 25.7 27.6 29.7 Mobilsat 0.6 0.7 0.4 0.4 0.4 0.4 G&A 30.2 29.3 30.7 28.0 29.8 31.8 International 22 of 24 Echostar Proprietary

Key Segment (M) FY25 FY26 FY27 FY28 FY29 FY30 OIBDA Brazil 15.7 7.2 1.8 - - - LATAM 4.4 2.7 2.5 1.7 1.6 1.5 Consumer 9.8 20.1 4.3 1.7 1.6 1.5 ROW (6.1) (1.1) 1.7 1.7 1.7 1.7 Europe 0.4 (1.9) 0.3 0.3 0.3 0.3 India 8.9 10.8 12.0 13.4 15.0 16.8 Brazil 2.2 7.1 7.6 9.1 11.0 13.1 LATAM 15.1 18.9 21.0 23.3 25.8 28.6 Other - - (4.9) (5.2) (5.4) (5.6) Enterprise 20.5 33.7 37.6 42.6 48.5 54.9 Mobilsat 9.7 10.6 10.9 10.9 10.9 10.9 OBIDA 54.1 50.3 52.7 60.9 55.1 67.3 CAPEX Brazil 9.1 1.7 1.7 - - - LATAM 3.4 2.9 2.4 1.7 1.6 1.5 Consumer 4.7 12.5 4.2 1.7 1.6 1.5 ROW 3.5 5.0 0.5 0.5 0.5 0.5 Europe 1.0 0.2 0.2 0.2 0.2 0.2 India 1.8 1.5 1.6 1.8 2.0 2.2 Brazil 1.8 2.7 2.1 2.3 2.5 2.8 LATAM 0.9 1.0 1.1 1.2 1.3 1.5 Other - - 0.6 0.6 0.6 0.7 Enterprise 8.9 10.4 6.1 6.6 7.2 7.8 Mobilsat 0.1 0.1 0.1 0.1 0.1 0.1 FAS 86 (In Other) - - 2.2 2.2 2.3 2.4 CAPEX 15.2 21.5 12.5 10.6 11.2 11.8 03 Capex Europe EML FY25 FY26 FY27 FY28 FY29 FY30 OFCF Brazil 6.5 5.4 0.0 - - - LATAM 1.0 (0.3) 0.0 (0.0) (0.0) (0.0) Consumer 5.1 7.5 0.1 (0.0) (0.0) (0.0) ROW (9.5) (6.1) 1.2 1.2 1.2 1.2 Europe (0.6) (2.1) 0.1 0.1 0.1 0.1 India 7.1 9.3 10.4 11.6 13.0 14.6 Brazil 0.5 4.3 5.5 6.8 8.5 10.3 LATAM 14.3 17.9 19.9 22.1 24.5 27.1 Other - - (7.7) (8.0) (8.3) (8.7) Enterprise 11.7 23.3 29.4 33.8 39.0 44.7 Mobilsat 9.6 10.5 10.8 10.8 10.8 10.8 OFCF 39.0 28.8 40.2 49.7 44.5 55.5 International 23 of 24 Echostar Proprietary

International KPI 2025 2026 2027 2028 2029 2030 Fcst 5 YR 5 YR 5 YR 5 YR 6 YR Brazil 81,521 123,466 - - - - LATAM 36,034 45,042 30,121 21,529 20,372 19,151 Ending Subs 117,555 168,507 30,121 21,529 20,372 19,151 Brazil - 38,326 - - - - LATAM 9,960 14,005 8,889 8,230 7,621 7,056 Gross Adds 9,960 52,331 8,889 8,230 7,621 7,056 Brazil (21,529) (41,944) (81,521) - - - LATAM (10,812) (9,008) (5,913) (8,592) (1,156) (1,222) Net Adds (32,341) (50,952) (87,434) (8,592) (1,156) (1,222) Brazil 3.7% 3.4% 11.5% 0.0% 0.0% 0.0% LATAM 4.1% 3.9% 3.8% 3.5% 3.5% 3.5% Churn 3.8% 3.5% 6.8% 3.5% 3.5% 3.5% Brazil $29.94 $30.06 $30.20 $0.00 $0.00 $0.00 LATAM $43.73 $44.39 $44.76 $46.49 $46.47 $46.46 ARPU Reported $33.72 $34.16 $36.65 $46.49 $46.47 $46.46 Brazil $48.6 $35.8 $22.1 $0.0 $0.0 $0.0 LATAM $26.2 $21.2 $17.5 $12.2 $11.6 $11.0 Revenue $74.8 $57.0 $39.6 $12.2 $11.6 $11.0 Int'l KPI's 24 of 24 Echostar Proprietary